UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT,
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 23, 2012

CHYRON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	01-09014	11-2117385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Hub Drive
Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 845-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors;
                        Appointment of Certain Officers; Compensatory Arrangements of Certain
                        Officers

(e)           On May 23, 2012, Chyron Corporation (the “Company”) entered into a new employment agreement with its President and Chief Executive Officer, Michael Wellesley-Wesley, effective May 23, 2012, which replaces his existing agreement, dated September 1, 2010, as amended, which was set to expire on December 31, 2012.  The new employment agreement is substantially the same as Mr. Wellesley-Wesley’s existing employment agreement, except for the following:

•	Mr. Wellesley-Wesley’s term of employment is being extended from December 31, 2012 to December 31, 2013; and
•
Mr. Wellesley-Wesley’s base salary shall be $482,850 during the employment term from May 16, 2012 through December 31, 2013, and generally, Mr. Wellesley-Wesley must be employed by the Company on December 31 of the year to which incentive compensation relates in order to be entitled to payment of such incentive compensation.

The summary of the new employment agreement set forth herein is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

In addition, on March 23, 2012, in connection with the entry of Mr. Wellesley-Wesley’s new employment agreement, the Company also entered into a change-in-control agreement with Mr. Wellesley-Wesley, which replaces his previous one. This change-in-control agreement is effective until the earlier of (i) December 31, 2013, if Mr. Wellesley-Wesley’s new employment agreement is not renewed, (ii) June 30, 2014, or (iii) the date of termination of Mr. Wellesley-Wesley's employment by the Company because of cause (as defined in the change-in-control agreement) or Mr. Wellesley-Wesley's disability or death. Under the terms of the change-in-control agreement, if Mr. Wellesley-Wesley is terminated in connection with a change-in-control either without cause or for good reason, as specified in the agreement, then he will be entitled to receive continued base salary for 12 months, the greater of his most recent or current annual bonus, and an amount, grossed up for federal, state and local tax purposes, equal to 12 months of continued health benefits and payment in lieu of participation in the Company’s long-term disability and life insurance programs. In addition, any unvested equity-based award issued to Mr. Wellesley-Wesley pursuant to the Company’s 1999 Incentive Compensation Plan, 2008 Long-Term Incentive Plan, or other such incentive compensation plan adopted by the Company shall immediately vest and all such equity-based awards become exercisable for the remainder of their applicable terms. The agreement also contains a tax gross-up in specified circumstances if the payments trigger federal excise taxes.

The summary of the change-in-control agreement set forth herein is qualified in its entirety by reference to the complete terms and conditions of the agreement, which is filed as Exhibit 10.2 to this Form 8-K and incorporated by reference into Item 5.02(e) of this Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1+           Employment Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of May 23, 2012.

10.2+           Change in Control Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of May 23, 2012.

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHYRON CORPORATION

By:	/s/ Jerry Kieliszak
Name:	Jerry Kieliszak
Title:	Senior Vice President and
Chief Financial Officer

Exhibit No.	Description
10.1	Employment Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of May 23, 2012.
10.2	Change in Control Agreement by and between Chyron Corporation and Michael Wellesley-Wesley, effective as of May 23, 2012.

Date: May 29, 2012